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                                                                   EXHIBIT 23.02

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent and give permission to use our report dated June 14, 2002 in this annual report on Form 11-K, and its incorporation by reference in the registration statement on Form S-8 relating to The Profit Sharing Plan of Bindley Western Industries, Inc. and Subsidiaries.

                                       /s/ ENT & IMLER CPA GROUP, P.C.


Indianapolis, Indiana
June 30, 2003